NUMBER
SHARES
MS


                               MARK SOLUTIONS INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                             CUSIP  570418  10 3
                                  COMMON STOCK

THIS CERTIFIES THAT:


                                    SPECIMEN



is owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON  STOCK OF $.01  VALUE EACH
                          OF MARK SOLUTIONS, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                           COUNTERSIGNED:
                                    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                            JERSEY CITY, NJ
                                             TRANSFER AGENT

                                           BY:



                                                              AUTHORIZED OFFICER
                              MARK SOLUTIONS, INC.
                                   CORPORTATE
                                      SEAL
                                      1986
                                    DELAWARE



            /s/ Cheryl A. Gomes           /s/      Carl Coppola
                   Secretary                        President



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The following  abbreviations,  when used in the  inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MINA CT.......Custodian....
TEN ENT - as tenants by the entireties                   (Cust)       (Minor)
JT TEN - as joint tenants with right of           under Uniform Gifts to Minors
         survivorship and not as tenants               Act ...............
         in common                                             (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESSS, INCLUDING ZIP CODE, OF ASSIGN)

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______________________________________________________________________________
Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________
                                 ----------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                            THE FACE OF THE CERTIFICATE IN EVERY
                                               PARTICULAR, WITHOUT ALTERATION OR
                                           ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.




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